SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Franklin Universal Trust
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FRANKLIN UNIVERSAL TRUST
IMPORTANT SHAREHOLDER INFORMATION
We have enclosed important information about the Annual Shareholders' Meeting (the "Meeting") of Franklin Universal Trust (the "Fund") scheduled for Thursday, March 14, 2019, at 1:00 p.m., Pacific time. These materials discuss the proposals (the "Proposals" or each, a "Proposal") to be voted on at the Meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you complete, sign and return the proxy card, we'll vote it as you indicated. If you specify a vote on one or more Proposals, but not all, your proxy will be voted as specified on such Proposal(s) and, on the Proposal(s) for which no vote is specified, your proxy will be voted FOR the Proposal(s). If you simply sign, date and return the proxy card, but do not specify a vote on any Proposal, your proxy will be voted FOR each Proposal.
We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the proxy card and return it to us in the enclosed postage-paid envelope so that we know how you would like to vote. When shareholders return their proxy cards promptly, the Fund may be able to save money by not having to conduct additional mailings. Returning your proxy card does not preclude you from attending the Meeting or later changing your vote prior to it being cast.
We welcome your comments. If you have any questions, please call Fund Information at (800) DIAL BEN/342-5236.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

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FRANKLIN UNIVERSAL TRUST
NOTICE OF 2019 ANNUAL SHAREHOLDERS' MEETING
The Annual Shareholders' Meeting (the "Meeting") of Franklin Universal Trust (the "Fund") will be held at the Fund's offices, One Franklin Parkway, San Mateo, California 94403, on Thursday, March 14, 2019, at 1:00 p.m., Pacific time.

During the Meeting, shareholders of the Fund will vote on the following Proposals and Sub-Proposals:

1.	To elect a Board of Trustees of the Fund.

2.	To adopt a fundamental investment restriction regarding investments in real estate.

3.	To approve amendments to certain fundamental investment restrictions of the Fund (includes seven (7) Sub-Proposals) as follows:

a.	To amend the fundamental investment restriction regarding borrowing;
b.	To amend the fundamental investment restriction regarding underwriting;
c.	To amend the fundamental investment restriction regarding lending;
d.	To amend the fundamental investment restriction regarding investments in commodities;
e.	To amend the fundamental investment restriction regarding issuing senior securities;
f.	To amend the fundamental investment restriction regarding industry concentration; and
g.	To amend the fundamental investment restriction regarding diversification requirements.
4.	To approve the elimination of certain fundamental investment restrictions for the Fund (includes five (5) Sub-Proposals) as follows:
a.	To eliminate the fundamental investment restriction regarding pledging, mortgaging or hypothecating assets;
b.	To eliminate the fundamental investment restriction regarding purchasing securities on margin;
c.	To eliminate the fundamental investment restriction regarding investments in other investment companies;
d.	To eliminate the fundamental investment restriction regarding investments for the purpose of exercising control; and
e.	To eliminate the fundamental investment restriction regarding investments in illiquid and restricted securities.

In addition, shareholders will vote on any other matters as may properly come before the Meeting. The Board of Trustees has fixed January 11, 2019 as the record date for the determination of shareholders entitled to vote at the Meeting.

By Order of the Board of Trustees, Navid J. Tofigh Vice President and Assistant Secretary

San Mateo, California
Dated: February 1, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDERS' MEETING TO BE HELD ON MARCH 14, 2019.
The Fund's Notice of 2019 Annual Shareholders' Meeting, Proxy Statement, and form of proxy are available on the Internet at https://www.proxyonline.com/docs/FUT2019.pdf. The form of Proxy on the internet site cannot be used to cast your vote.

Please sign and promptly return your proxy card in the self-addressed envelope regardless of the number of shares you own.

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FRANKLIN UNIVERSAL TRUST
PROXY STATEMENT
A Meeting of Shareholders of Franklin Universal Trust (the "Fund") will be held on March 14, 2019, at 1:00 p.m., Pacific time, to vote on important Proposals that affect the Fund.  Please read the enclosed materials and cast your vote on the proxy card or voting instruction form.
Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.
The Proposals for the Fund have been carefully reviewed by the Fund's Board of Trustees (the "Board").  The Trustees of the Fund, most of whom are not affiliated with Franklin Templeton Investments, are responsible for looking after your interests as a shareholder of the Fund.  The Board believes these Proposals are in the best interests of shareholders.  The Board unanimously recommends that you vote FOR each Proposal.
Voting is quick and easy.  Everything you need is enclosed.  To cast your vote, simply complete the proxy card or voting instruction form enclosed in this package.  Be sure to sign the card or the form before mailing it in the postage-paid envelope.  If eligible, you may also vote your shares by touch-tone telephone or through the Internet.  Simply call the toll-free number or visit the web site indicated on your proxy card or voting instruction form, and follow the instructions.
We welcome your comments.  If you have any questions or would like to quickly vote your shares, please call AST Fund Solutions, LLC, our proxy solicitor, toll-free at 800-434-3719.  Agents are available 9:00 a.m. – 10:00 p.m., Eastern time, Monday through Friday.  Thank you for your participation in this important initiative.
The following Q&A is provided to assist you in understanding the Proposals that affect the Fund.  We appreciate your trust in Franklin Templeton Investments and look forward to continuing to help you achieve your financial goals.
♦ INFORMATION ABOUT VOTING
Who is asking for my vote?
This proxy statement is for the Annual Shareholders' Meeting (the "Meeting") of Franklin Universal Trust (the "Fund"), which will be held at the Fund's offices, One Franklin Parkway, San Mateo, California 94403, on Thursday, March 14, 2019, at 1:00 p.m., Pacific time. The Fund's Board of Trustees (the "Board" or the "Trustees") has requested your vote.
Who is eligible to vote?
Shareholders of record at the close of business on January 11, 2019, are entitled to be present and to vote at the Meeting or any adjournment of the Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy statement, and the proxy card were first mailed to shareholders of record on or about February 4, 2019.
Who is AST Fund Solutions, LLC?
AST Fund Solutions, LLC (the "Solicitor") is a company that has been engaged by the Fund to assist in the solicitation of proxies.  The Solicitor is not affiliated with the Fund or with Franklin Templeton Investments.
Why has the Fund hired the Solicitor?
In order to hold a shareholder meeting, a certain percentage of the Fund's shares (often referred to as "quorum") must be represented at the Meeting.  If a quorum is not attained, the Meeting must adjourn to a future date.  The Fund, through the Solicitor, may attempt to reach shareholders through multiple mailings to remind the shareholders to cast their vote.  As the Meeting approaches, the Solicitor may make phone calls to shareholders who have not yet voted their shares so that the Meeting does not have to be adjourned or postponed.
On what issues am I being asked to vote?
You are being asked to vote on the following Proposals and Sub-Proposals:

1.	To elect a Board of Trustees of the Fund.

2.	To adopt a fundamental investment restriction regarding investments in real estate.

3.	To approve amendments to certain fundamental investment restrictions of the Fund (includes seven (7) Sub-Proposals) as follows:

a.	To amend the fundamental investment restriction regarding borrowing;
b.	To amend the fundamental investment restriction regarding underwriting;
c.	To amend the fundamental investment restriction regarding lending;
d.	To amend the fundamental investment restriction regarding investments in commodities;
e.	To amend the fundamental investment restriction regarding issuing senior securities;
f.	To amend the fundamental investment restriction regarding industry concentration; and
g.	To amend the fundamental investment restriction regarding diversification requirements.
4.	To approve the elimination of certain fundamental investment restrictions for the Fund (includes five (5) Sub-Proposals) as follows:
a.	To eliminate the fundamental investment restriction regarding pledging, mortgaging or hypothecating assets;
b.	To eliminate the fundamental investment restriction regarding purchasing securities on margin;

c.	To eliminate the fundamental investment restriction regarding investments in other investment companies;
d.	To eliminate the fundamental investment restriction regarding investments for the purpose of exercising control; and
e.	To eliminate the fundamental investment restriction regarding investments in illiquid and restricted securities.
Has the Board approved the Proposals?
Yes.  The Board has unanimously approved each of the Proposals and recommends that you vote to approve each Proposal for the Fund.

How do the Fund's Trustees recommend that I vote?
The Trustees unanimously recommend that you vote:

1.	FOR the election of all nominees to the Board;
2.	FOR the approval of the fundamental investment restriction regarding investments in real estate;
3.	FOR the approval of each of the proposed amendments to certain of the Fund's fundamental investment restrictions; and
4.	FOR the approval of the elimination certain of the Fund's fundamental investment restrictions.
♦   INFORMATION ABOUT THE PROPOSALS
PROPOSAL 1.	TO ELECT A BOARD OF TRUSTEES OF THE FUND.
What role does the Board play?
The Board has the responsibility for looking after the interests of the Fund's shareholders.  As such, the Board has an obligation to serve the best interests of shareholders in providing oversight of the Fund, including approving policy changes.  In addition, the Board, among other things, reviews the Fund's performance, oversees the Fund's activities, and reviews contractual arrangements with the Fund's service providers.
What is the affiliation of the Board and Franklin Templeton Investments?
The Board is currently, and is proposed to continue to be, composed of over 75% "independent" Trustees and two "interested" Trustees.  Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the Franklin Templeton funds or with Franklin Templeton Investments as fund management.  Independent Trustees have no affiliation with Franklin Templeton Investments and are compensated by the Fund. Rupert H. Johnson, Jr. and Gregory E. Johnson are considered to be interested persons of the Fund; therefore, if elected, they will continue to be Interested Trustees.

PROPOSAL 2.	TO ADOPT A FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN REAL ESTATE.
Under the Investment Company Act of 1940 (the "1940 Act"), a fund's restriction regarding investments in real estate must be fundamental. Under the 1940 Act, a fund is prohibited from, unless authorized by a vote of a majority of its outstanding voting securities (as such term is defined in the 1940 Act), purchasing or selling real estate, except as provided in its fundamental restriction regarding investments in real estate. The Fund currently does not have a fundamental investment restriction relating to investments in real estate. The Board is proposing to adopt a fundamental investment restriction regarding investments in real estate that is the same as the investment restriction used by other funds in the Franklin Templeton Investments fund complex.
What will be the effect of the adoption of the fundamental investment restriction regarding investments in real estate?
If the proposed fundamental investment restriction is approved, it may be easier for the Fund to respond to possible future investment opportunities. To the extent that the Fund uses this flexibility in the future, the Fund may be subject to some additional costs and risks. However, the Board does not anticipate that the proposed adoption of the fundamental investment restriction will materially change the manner in which the Fund is currently managed or operated.
PROPOSAL 3.	TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND.
What are these fundamental investment restrictions?
The Fund is subject to certain investment restrictions that are considered "fundamental" because they may only be changed with shareholder approval.  There are generally eight fundamental investment restrictions that every fund is required to have under the 1940 Act, including a fundamental investment restriction regarding investments in real estate, as described above.  The Fund is proposing to amend its fundamental investment restrictions regarding:
a.	borrowing;
b.	underwriting;
c.	lending;
d.	investments in commodities;
e.	issuing senior securities;
f.	industry concentration; and
g.	diversification requirements.
What will be the effect of the amendments to the Fund's current fundamental investment restrictions?
The purpose of the proposed amendments is to update those restrictions that are more restrictive than is currently required and to standardize, to the extent practicable, the Fund's fundamental investment restrictions with those of substantially all other Franklin Templeton funds.  Certain proposed amendments would provide the Fund with additional flexibility to pursue various investments or strategies.  To the extent that the Fund uses such flexibility in the future, the Fund may be subject to some additional costs and risks.  The proposed standardized investment restrictions will not affect the Fund's investment goal.
PROPOSAL 4.	TO APPROVE THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS FOR THE FUND.
What are these fundamental investment restrictions?
The Fund is also currently subject to fundamental investment restrictions that were once imposed by state securities laws or other regulatory authorities that are now outdated or are no longer effective.
What will be the effect of the elimination of such investment restrictions on the Fund?
If the proposed eliminations are approved, it may be easier for the Fund to adapt to industry changes in the future because these restrictions would be eliminated. To the extent that the Fund uses this flexibility in the future, the Fund may be subject to some additional costs and risks.
♦   MORE INFORMATION
How many votes am I entitled to cast?
As a shareholder, you are entitled to one vote for each share (and a proportionate fractional vote for each fractional share) you own of the Fund on the record date.  The record date is January 11, 2019.
How do I vote my shares?
You can vote your shares by completing and signing the enclosed proxy card or voting instruction form and mailing it in the enclosed postage-paid envelope.  If eligible, you may also vote using a touch-tone telephone by calling the toll-free number printed on your proxy card or voting instruction form and following the recorded instructions, or through the Internet by visiting the web site printed on your proxy card or voting instruction form and following the on-line instructions.  You can also vote your shares in person at the annual meeting of shareholders. If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call the Solicitor toll-free at 800-434-3719.
How do I ensure that my vote is accurately recorded?
You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for a Proposal, your proxy will be voted as you indicate. If you specify a vote on one or more Proposals, but not all, your proxy will be voted as specified on such Proposal(s) and, on the Proposal(s) for which no vote is specified, your proxy will be voted FOR such Proposal(s). If you simply sign, date and return the proxy card, but don't specify a vote on any Proposal, your shares will be voted FOR each Proposal.
May I revoke my proxy?
You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund, which must be received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.
What if my shares are held in a brokerage account?
If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.
♦ THE PROPOSALS

PROPOSAL 1:                 ELECTION OF TRUSTEES

How are nominees selected?

The Board has a Nominating Committee comprised of Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, Larry D. Thompson and John B. Wilson. None of the members of the Nominating Committee is an "interested person" of the Fund, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Trustees who are not interested persons of the Fund are referred to as the "Independent Trustees," and Trustees who are interested persons of the Fund are referred to as the "Interested Trustees."
The Nominating Committee is responsible for selecting candidates to serve as Trustees for the Fund and recommending such candidates: (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate's qualifications, the Nominating Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee (1) that such candidate be independent from relationships with the Fund's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any open-end or closed-end registered investment company other than those within the Franklin Templeton Investments fund complex or a closed-end business development company primarily investing in non-public entities. The Nominating Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates for the Board.
When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by "Qualifying Fund Shareholders" (as defined below).  Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund's offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Fund.  A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four (24) month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission ("SEC") had the nominee been nominated by the Board; (f) whether the Qualifying Fund Shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed.
The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.
The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter was attached as "Appendix A" to the proxy statement for the 2017 Annual Shareholders' Meeting.
What is the background of the Fund's Nominees and current members of the Board?
The Fund's nominees and the current Trustees of the Fund are Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J.

Michael Luttig, Larry D. Thompson and John B. Wilson. As described more fully below, these nominees have significant experience managing investment vehicles.  Several of the Fund's nominees have been Trustees since the Fund was launched in 1988, and all are also on the Boards of other open-end and closed-end Franklin Templeton funds.  They have had experience as senior officers and directors of major business corporations, and some have also held senior positions in state and federal government.
Interested Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a -publicly owned holding company, a principal shareholder of which is Rupert H. Johnson, Jr., who owned approximately 104,598,083 (approximately 20.4%) of its outstanding shares as of December 31, 2018. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation or by his spouse, of which he disclaims beneficial ownership. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Rupert H. Johnson, Jr., Chairman, Trustee and Senior Vice President of the Fund, is the uncle of Gregory E. Johnson, a Trustee of the Fund.  There are no other family relationships among the Trustees or nominees for Trustees.
Each nominee is currently available and has consented to serve as Trustee of the Fund if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Trustees.
In addition to personal qualities, such as integrity, in considering candidates for the Board, the Nominating Committee seeks to find persons of good reputation whose experience and background evidences that such person has the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to the fulfillment of a Trustee's duties and fiduciary obligations. Information on the business activities of the nominees and other Trustees during the past five years and beyond appears below and it is believed that the specific background of each Trustee evidences such ability and it is appropriate for him or her to serve on the Board. As indicated in the table below, Harris J. Ashton has served as a chief executive officer of a NYSE-listed public corporation; Terrence J. Checki has served as a senior executive of a Federal Reserve Bank and has vast experience evaluating economic forces and their impact on markets, including emerging markets; Mary C. Choksi has an extensive background in asset management, including founding an investment management firm; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. government; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge and eleven years of experience as Executive Vice President and General Counsel of a major public company; John B. Wilson has served as President of an international Fortune 150 company, chief operating officer of a NYSE-listed public corporation, Chief Financial Officer of a NASDAQ-listed public corporation and partner of a global strategy consulting firm; and Gregory E. Johnson and Rupert H. Johnson, Jr. are both high ranking executive officers of Franklin Templeton Investments.

Listed below, for each nominee, is his or her name, year of birth and address, as well as position and length of service with the Fund, a brief description of recent professional experience, the number of portfolios in the Franklin Templeton Investments fund complex that he or she oversees, and other directorships held.

Nominees for Independent Trustee

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	136	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since March 2018	112	Hess Corporation (exploration of oil and gas) (2014-present).
Principal Occupation During at Least the Past 5 Years:
Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other  boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	136
Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2004	136
Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	136	Boeing Capital Corporation (aircraft financing) (2006-2013).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	136
The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017 – present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	112	None
Principal Occupation During at Least the Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing)(2002-present); Senior Advisor, McKinsey & Co. (consulting) (2017-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Nominees for Interested Trustee
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	150	None
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Senior Vice President	Chairman of the Board since 2013 and Trustee and Senior Vice President since 1988	136	None
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Rupert H. Johnson, Jr. is considered to be an interested person of the Trust under the federal securities laws due to his positions as an officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager.

*** Gregory E. Johnson is considered to be interested person of the Trust under the federal securities laws due to his positions as an officer and director of Resources, which is the parent company of the Trust's investment manager.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2:  Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The following tables provide the estimated dollar range of equity securities of the Fund and of all funds beneficially owned by the Trustees and Trustee nominees in the Franklin Templeton Investments fund complex as of December 31, 2018.
Independent Trustees:

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Investments Fund Complex
Harris J. Ashton	$10,001 - $50,000	Over $100,000
Terrence J. Checki	None	$10,001-$50,000
Mary C. Choksi	None	Over $100,000
Edith E. Holiday	None	Over $100,000
J. Michael Luttig	None	Over $100,000
Larry D. Thompson	$10,001 - $50,000	Over $100,000
John B. Wilson	None	Over $100,000

Interested Trustees:

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Investments Fund Complex
Gregory E. Johnson	None	Over $100,000
Rupert H. Johnson, Jr.	$1 - $10,000	Over $100,000

Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In Feb-ruary 1998, this policy was formalized through the adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

How often do the Trustees meet and what are they paid?

The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of all shareholders. The Trustees anticipate meeting at least eight times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund's investment manager (the "Investment Manager"), and various other service providers.
The Fund's Independent Trustees serve as independent directors/trustees of a number of investment companies in the Franklin Templeton Investments complex, for which each Independent Director/Trustee currently is paid a $304,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled board meeting, a portion of which fees are allocated to the Fund. To the extent held, compensation may also be paid for attendance at specially held Board meetings. The Fund's Lead Independent Trustee is paid an annual supplemental retainer of $50,000 for services to such investment companies, a portion of which is allocated to the Fund. Trustees who serve on the Audit Committee of the Fund and such other funds are paid a $10,000 annual retainer fee, together with a $3,000 fee per Committee meeting in which they participate, a portion of which is allocated to the Fund. John B. Wilson, who serves as chairman of the Audit Committee of the Fund and such other funds, receives a fee of $50,000 per year in lieu of the Audit Committee member retainer fee, a portion of which is allocated to the Fund. Independent Trustees are also reimbursed for expenses incurred in connection with attending meetings.
During the fiscal year ended -August 31, 2018, there were eight meetings of the Board, four meetings of the Audit Committee, and four meetings of the Nominating Committee. Each of the Trustees who served on the Board during the fiscal year ended August 31, 2018 attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served.
The Fund does not currently have a formal policy regarding Trustees' attendance at the Annual Shareholders' Meeting. None of the Trustees attended the Fund's last annual shareholders' meeting held on March 16, 2018.
Certain Interested Trustees and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in the management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.
The table below indicates the total fees paid to the nominees for Independent Trustee by the Fund individually and by all of the funds in Franklin Templeton Investments. These Trustee nominees also serve or have served as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can bring their experience and talents to, and effectively oversee the management of, several funds.

Name of Trustee	Aggregate Compensation From the Fund(1)	Total Compensation from Franklin Templeton Investments Fund Complex(2)	Number of Boards within Franklin Templeton Investments Fund Complex on which Director Serves(3)
Harris J. Ashton	1,541	640,000	39
Terrence J. Checki	1,151	440,977	26
Mary C. Choksi	1,542	683,000	39
Edith E. Holiday	3,542	732,000	39
J. Michael Luttig	3,553	707,000	39
Larry D. Thompson	1,554	680,000	39
John B. Wilson	3,613	495,000	26

(1)	Compensation received for the fiscal year ended August 31, 2018.
(2)	Compensation received for the calendar year ended December 31, 2018.
(3)
We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 44 U.S. registered investment companies, with approximately 161 U.S. based funds or series.

Who are the Executive Officers of -the Fund?
Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer, are his or her name, year of birth, address, a brief description of his or her professional experience for the past 5 years, and his or her position and length of service with the Fund:

Name, Year of Birth and Address	Position	Length of Time Served

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Sonal Desai, Ph.D (1963) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer - Investment Management	Since December 2018
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 18 of the investment companies in

Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Co-Secretary and Vice President	Co-Secretary since January 2019 and Vice President since 2009
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017
Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Senior Vice President	Chairman of the Board since 2013 and Trustee and Senior Vice President since 1988
Principal Occupation During at Least the Past 5 Years: Please refer to the table "Nominees for Interested Trustee" for additional information about Mr. Rupert H. Johnson.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributor, Inc. and Franklin Templeton Investors Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Co-Secretary and Vice President	Co-Secretary since January 2019 and Vice President since 2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Note 1:  Officer information is current as of the date of this proxy statement.  It is possible that after this date, information about officers may change.

What is the required vote on Proposal 1?
Provided that a quorum is present, the election of Trustees requires a plurality of shares voted, meaning that the nine nominees receiving the greatest number of votes shall be elected. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of such Trustees if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any Trustees.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED IN PROPOSAL 1.

PROPOSAL 2:	TO APPROVE A FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN REAL ESTATE
Under the 1940 Act, a fund's restriction regarding investments in real estate must be fundamental.  The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly.  However, under the 1940 Act, a fund is prohibited from, unless authorized by a vote of a majority of its outstanding voting securities (as such term is defined in the 1940 Act), purchasing or selling real estate, except as provided in its fundamental restriction regarding investments in real estate. The Fund currently does not have a fundamental investment restriction relating to investments in real estate. The Board is proposing to adopt a fundamental investment restriction regarding investments in real estate that is the same as the investment restriction used by other funds in the Franklin Templeton Investments fund complex.
The proposed standardized fundamental investment restriction regarding investments in real estate is as follows:
The Fund may not: Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.
What effect will adopting the current real estate restriction have on the Fund?
The Board and the Investment Manager do not anticipate that the proposed adoption of the fundamental investment restriction regarding real estate will materially change the manner in which the Fund is currently managed and operated.  Although the new fundamental investment restriction will give the Fund greater flexibility to respond to possible future investment opportunities, the Board and the Investment Manager also do not anticipate that the adoption will result in a material change in the current level of investment risk associated with an investment in the Fund at this time.
What is the required vote on Proposal 2?
To adopt the fundamental restriction related to real estate, the Fund must receive an affirmative vote of a "majority of the outstanding voting securities of the Fund," which is defined in the 1940 Act as the lesser of: (A) 67% or more of the outstanding voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund (a "1940 Act Majority Vote").
INTRODUCTION TO PROPOSALS 3 AND 4
Since the time when the Fund was created, certain legal and regulatory requirements applicable to investment companies have changed. As a result, the Fund is currently subject to a number of fundamental investment restrictions that (i) are more restrictive than those required under present law; (ii) are no longer required by the federal securities laws, interpretations of the SEC, or state securities laws and regulations that were subsequently preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA"); (iii) were adopted in response to regulatory, business or industry conditions that no longer exist or no longer apply to the Fund; or (iv) vary only slightly (and not substantively) from what is now considered to be the standard forms of investment restrictions for the other funds in the Franklin Templeton Investments fund complex. Under the 1940 Act, "fundamental" investment restrictions may be changed or eliminated only if such action is approved by the "holders of a majority of the Fund's outstanding voting securities."
Why is the Board recommending approval of the amendment or elimination of certain fundamental investment restrictions?
The Board has approved, and is recommending that shareholders approve, the amendment or elimination of certain fundamental investment restrictions for the Fund principally to (i) either update or eliminate those investment restrictions that are more restrictive than is currently required, are no longer required under the federal securities laws or are not required to be treated as "fundamental"; and (ii) conform and standardize the Fund's fundamental investment restrictions to those of substantially all other funds in the Franklin Templeton Investments fund complex.
The Board and the Investment Manager believe that there are several advantages to revising or eliminating, as applicable, the Fund's fundamental investment restrictions at this time.  First, by updating and standardizing their language now, the Fund may be able to minimize the costs and delays associated with obtaining future shareholder approval to revise fundamental investment restrictions that have become outdated or inappropriate.  Second, the Board and the Investment Manager believe that an investment manager's ability to manage a fund's assets in a changing investment environment may be enhanced because the Fund, to the extent it is currently subject to more restrictive or outdated restrictions, will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board, rather than shareholder, approval when necessary to revise certain investment policies or strategies.  Finally, the standardized fundamental investment restrictions are expected to enable the Fund and its service providers to more efficiently and more easily monitor portfolio compliance across the entire Franklin Templeton Investments fund complex and help avoid conflicts among restrictions whose language varies only slightly from one to another.
What effect will amending or eliminating the current fundamental investment restrictions have on the Fund?
The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires the Fund to have fundamental restrictions and are substantially similar to the fundamental investment restrictions of other Franklin Templeton funds that have recently amended their fundamental investment restrictions or have recently been created. The Board and the Investment Manager anticipate that the proposed changes in the fundamental investment restrictions will not materially change the manner in which the Fund is currently managed and operated.  The proposed amendments or eliminations, as applicable, will give the Fund greater flexibility to respond to possible future investment opportunities.
However, should the Investment Manager believe that the way the Fund is managed in the future should be modified, the Investment Manager would request approval by the Board of any such material modification.
What is the required vote on Proposals 3 and 4?
To amend or eliminate a fundamental restriction, the Fund must receive a 1940 Act Majority Vote.

If a Sub-Proposal within Proposal 3 or Proposal 4 is not approved by shareholders of the Fund, the current fundamental investment restriction(s) to which such Sub-Proposal relates will remain in effect for the Fund.
PROPOSAL 3:	TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS (This Proposal involves separate votes on Sub-Proposals 3a – 3g)
The Board has approved, and recommends that shareholders approve, amendments to the Fund's fundamental investment restrictions regarding: (a) borrowing, (b) underwriting, (c) lending, (d) investments in commodities, (e) issuing senior securities, (f) industry concentration and (g) diversification requirements.
Sub-Proposal 3a:	To amend the fundamental investment restriction regarding borrowing
The 1940 Act permits closed-end funds to engage in leverage, subject to certain limitations and asset coverage requirements.  In addition, borrowing limitations adopted by a fund must be fundamental.  The 1940 Act requirements for closed-end fund borrowing generally are designed to protect shareholders and their investment by ensuring that the closed-end fund maintains adequate asset coverage for its borrowings, while also providing certain rights to the closed-end fund's lenders.
The Fund's current fundamental investment restriction regarding borrowing is as follows:
The Fund may not: Borrow money or issue senior securities to the extent such borrowing would result in a violation of the 1940 Act. Pursuant to the 1940 Act, not more than 33 1/3% of the Fund's capital structure may consist of borrowings or senior securities, including the Notes, representing indebtedness. For purposes of this restriction, the Fund may borrow temporarily from banks for extraordinary or emergency purposes or in connection with a repurchase of or tender for its Shares. Temporary borrowing not in excess of 5% of the Fund's total assets (not including the amount borrowed) shall not be deemed a senior security as defined in the 1940 Act.
The proposed standardized fundamental investment restriction regarding borrowing is as follows:
The Fund may not: Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
What effect will amending the current borrowing restriction have on the Fund?
The proposed restriction would separate the Fund's fundamental investment restriction on borrowing from its fundamental investment restriction on senior securities, and establish it as a separate fundamental investment restriction.  In all other respects, however, the proposed investment restriction for the Fund is substantially the same as the Fund's current restriction.

Sub-Proposal 3b:	To amend the fundamental investment restriction regarding underwriting
Under the 1940 Act, a fund's policy concerning underwriting is required to be fundamental.  Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from the issuer with the intention of reselling the securities to the public.  From time to time, a fund may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors.  Under these or other circumstances, the fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws.  Staff interpretations of the SEC have clarified, however, that resales of privately placed securities by institutional investors, such as the Fund, do not make the institutional investor an underwriter in these circumstances.
The Fund's current fundamental investment restriction regarding underwriting is as follows:
The Fund may not: Underwrite the distribution of securities of other issuers except to the extent, in connection with the resale of its portfolio securities, or the issuance of its own Shares, the Fund may be deemed an underwriter as defined in the Securities Act of 1933, as amended.
The proposed standardized fundamental investment restriction regarding underwriting is as follows:
The Fund may not: Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.
What effect will amending the current underwriting restriction have on the Fund?
The proposed fundamental investment restriction is substantially similar to the current investment restriction.
Sub-Proposal 3c:	To amend the fundamental investment restriction regarding lending
Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans.  In addition to a loan of cash, the term "loan" may, under certain circumstances, be deemed to include certain transactions and investment-related practices.  Among those transactions and practices are the lending of portfolio securities, the purchase of certain debt instruments, entering into repurchase agreements, and making direct loans to borrowers.
The Fund's current fundamental investment restriction regarding lending is as follows:
The Fund may not: Make loans to other persons except through (1) through the lending of its portfolio securities, (2) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objective and policies, and (3) to the extent the entry into a repurchase agreement is deemed to be a loan.

The proposed fundamental investment restriction regarding lending is as follows:
The Fund may not: Make loans, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
What effect will amending the current lending restriction have on the Fund?
The proposed fundamental investment restriction provides the Fund with maximum flexibility to engage in lending to the full extent permitted by applicable law. This recognizes the Fund's traditional emphasis on investing in debt instruments, and more readily facilitates investments in newer forms of debt instruments as they become available. The change to the fundamental investment restriction regarding lending would permit investments in additional forms of debt instruments, including direct non-corporate loans and other asset classes that may be broader or less liquid.  Lending may generally subject the Fund to: credit and default risk (i.e., the risk that the borrower may be unable to repay its loan, and that the Fund may be limited in its ability to recover any outstanding principal and interest under the loan); illiquidity risk (i.e., the risk that it may be difficult for the Fund to sell or assign the loan); interest rate risk (i.e., the risk that the value of the loan may decline if interest rates rise); and enforcement risk (i.e., the risk that the Fund may only be able to enforce its rights in the loan through an intermediary lender, and thus may assume the credit risk of both the lender and the borrower).  In addition, securities lending may involve risks of delay in recovery or loss of rights in collateral in the event of default or insolvency of the borrower.
Sub-Proposal 3d:	To amend the fundamental investment restriction regarding investments in commodities
Under the 1940 Act, a fund must have a fundamental investment restriction governing investments in commodities. The 1940 Act does not prohibit a fund from investing in commodities.
The Fund's current fundamental investment restriction regarding commodities is as follows:
The Fund may not: Purchase or sell commodities or commodity contracts, except that the Fund may enter into (i) contracts for the purchase or sale of debt and/or equity securities for future delivery, including futures contracts and options on domestic and foreign  securities and other financial market indices and (ii) forward currency exchange contracts and currency futures contracts, as well as option contracts on currencies.
The Fund's Investment Manager and Board are recommending that the Fund amend its current fundamental investment restriction regarding investments in commodities to provide the Fund with the flexibility to adapt to continuously changing regulation and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with the Fund's investment goal and subject to oversight by the Board.  Since the adoption of the Fund's current fundamental investment restriction regarding commodities, the financial markets and related regulation by the SEC, the U.S. Commodity Futures Trading Commission and other governmental agencies have evolved, and new types of financial instruments have become available as potential investment opportunities, including commodity-

linked instruments.  Under the proposed restriction, if current applicable law were to change, the Fund would be able to conform to any such new law without shareholders taking further action.
The proposed standardized fundamental investment restriction regarding investments in commodities is as follows:
The Fund may not: Purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
What effect will amending the current commodities restriction have on the Fund?
The proposed fundamental investment restriction would clarify the ability of the Fund to engage in transactions involving currencies and other derivative transactions, such as futures contracts, forward contracts, commodity options and swaps, subject to oversight by the Board.  Notwithstanding the potential flexibility provided by the proposed fundamental investment restriction, the Fund is subject to limitations established from time to time by the Board regarding the use of derivatives.  It is not anticipated that the adoption of the proposed fundamental investment restriction would involve additional material risk to the Fund or affect the way the Fund is currently managed or operated.
Sub-Proposal 3e:	To amend the fundamental investment restriction regarding issuing senior securities
The 1940 Act requires a fund to have an investment restriction describing its ability to issue senior securities.  A senior security is any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.  The 1940 Act generally permits closed-end funds to issue senior securities, subject to certain requirements as to terms and asset coverage.
The Fund's current fundamental investment restriction regarding issuing senior securities1 is as follows:
The Fund may not: Borrow money or issue senior securities to the extent such borrowing would result in a violation of the 1940 Act. Pursuant to the 1940 Act, not more than 33 1/3% of the Fund's capital structure may consist of borrowings or senior securities, including the Notes, representing indebtedness. For purposes of this restriction, the Fund may borrow temporarily from banks for extraordinary or emergency purposes or in connection with a repurchase of or tender for its Shares. Temporary borrowing not in excess of 5% of the Fund's total assets (not including the amount borrowed) shall not be deemed a senior security as defined in the 1940 Act.

1 The Fund also currently has the following separate fundamental investment restriction regarding senior securities, which is not proposed to be amended:

The Fund may not: Issue any security senior to its Notes, as the term "senior security" is defined in the 1940 Act, except that the Fund may borrow money subject to investment restriction 3.  For purposes of this restriction, collateral arrangements with respect to Forward Contracts, Futures Contracts and options will not be deemed to be the issuance of a senior security.

The proposed standardized fundamental investment restriction regarding issuing senior securities is as follows:
The Fund may not: Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
What effect will amending the current senior securities restriction have on the Fund?
The proposed fundamental investment restriction would separate the Fund's fundamental investment restriction on senior securities from its fundamental investment restriction on borrowing, and establish it as a separate fundamental investment restriction.  In all other respects, however, the proposed fundamental investment restriction for the Fund is substantially the same as the Fund's current fundamental investment restriction, but conforms the investment restriction to the separate investment restriction on senior securities used by other Franklin Templeton funds.
Sub-Proposal 3f:	To amend the fundamental investment restriction regarding industry concentration
Under the 1940 Act, a fund's policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental.  The SEC staff takes the position that a fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, and certain tax-exempt securities) in any particular industry.  A fund is not permitted to concentrate its investments in any particular industry unless it discloses its intention to do so, and the SEC staff generally takes the position that a fund may not reserve the right to concentrate its investments in the future.
The Fund's current fundamental investment restriction regarding industry concentration is as follows:
The Fund may not: Invest more than 25% of its total assets (valued at the time of investment) in securities of companies engaged principally in any one industry.  For purposes of this restriction, each public utilities sector (e.g., electric energy generation, gas distribution, and telecommunications) will be considered a separate industry.  This restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.
The proposed standardized fundamental investment restriction regarding industry concentration is as follows:
The Fund may not: Invest more than 25% of the Fund's total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).
What effect will amending the current industry concentration restriction have on the Fund?
The proposed fundamental investment restriction for the Fund will standardize and clarify the scope of the Fund's restriction by clarifying that "concentration" means investing more than 25%

of the concentrating Fund's total assets in securities of companies operating in one industry or group of related industries.  Also, the changes will conform the Fund's fundamental investment restriction on concentration to that of other Franklin Templeton funds.
Sub-Proposal 3g:	To amend the fundamental investment restriction regarding diversification requirements
The 1940 Act requires each investment company to classify itself as either a "diversified" or "non-diversified" fund.  If a fund is "diversified," then it may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund's total assets, more than 5% of its total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer.  Up to 25% of a fund's total assets may be invested without regard to these limitations.  Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.
The Fund's current fundamental investment restriction regarding diversification is as follows:
The Fund may not: With respect to 75% of its total assets: (i) invest more than 5% of its total assets (taken at market value at the time of investment) in the securities of any one issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer (at the time of acquisition).  This restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.
The proposed standardized fundamental investment restriction regarding diversification is as follows:
The Fund may not: Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.
What effect will amending the current diversification restriction have on the Fund?
The Fund operates as a diversified investment company, as reflected in its current fundamental investment restriction regarding diversification.  The proposed standardized diversification restriction for the Fund is substantially the same as the Fund's current restriction; however, the changes will conform the Fund's fundamental policy on issuer diversification to that of other Franklin Templeton funds, and expressly adds to the investment company exclusion those investment companies that are excluded from registration under Section 3(c) of the 1940 Act.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR"
 SUB-PROPOSALS 3a – 3g.

PROPOSAL 4:	TO APPROVE THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND (This Proposal involves separate votes on Sub-Proposals 4a–4e)

The Board has approved, and recommends that shareholders approve, the elimination of the following fundamental investment restrictions that prohibit: (i) pledging, mortgaging or hypothecating assets, (ii) purchasing securities on margin, (iii) investments in other investment companies, (iv) investments for the purpose of exercising control and (v) investments in illiquid and restricted securities. The fundamental investment restrictions that are recommended to be eliminated are described below. The Fund does not currently anticipate changing its investment strategies or operations if these amendments are approved.
Shareholders of the Fund are requested to vote separately on each Sub-Proposal. Any Sub-Proposal that is approved by shareholders of the Fund will be effective for the Fund upon approval by shareholders. The Board unanimously recommends a vote "FOR" each Sub-Proposal.
Sub-Proposal 4a:	To eliminate the fundamental investment restriction regarding pledging, mortgaging or hypothecating assets
The Fund currently has a fundamental investment restriction that generally prohibits the Fund from pledging, mortgaging, hypothecating or otherwise encumbering its assets, except to secure indebtedness permitted under the Fund's borrowing policy.
The Fund's current fundamental investment restriction regarding pledging, mortgaging or hypothecating assets is as follows:
The Fund may not: Pledge, mortgage or hypothecate its assets except to secure permitted borrowings and in connection with collateral arrangements on loans of portfolio securities.  For purposes of this restriction, collateral arrangements with respect to Forward Contracts, Futures Contracts and options will not be deemed to be pledges or other encumbrances of the Fund's assets.
This current fundamental investment restriction may limit the Fund's ability to enter into certain transactions that may be considered to involve the pledge of its portfolio securities. If this policy is eliminated, current 1940 Act provisions on issuing senior securities and borrowing will continue to govern the ability of the Fund to pledge or mortgage its assets. However, the Fund would not be prevented from entering into certain transactions or loans that might be deemed to involve the pledge of the Fund's assets, to the extent that such transactions are otherwise approved for the Fund by the Board.
Sub-Proposal 4b:	To eliminate the fundamental investment restriction regarding purchasing securities on margin
The Fund currently has a fundamental investment restriction that generally prohibits the Fund from purchasing securities on margin.
The Fund's current fundamental investment restriction regarding purchasing securities on margin is as follows:

The Fund may not: Purchase securities on margin, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities and except in connection with options and futures transactions.
Current 1940 Act provisions on issuing senior securities, together with the proposed fundamental investment restriction regarding issuing senior securities, as described above, will continue to limit the Fund's ability to purchase securities on margin. Additionally, the Fund will remain subject to the limitations established from time to time by the Board regarding the use of options and other derivatives.
Sub-Proposal 4c:	To eliminate the fundamental investment restriction regarding investments in other investment companies
The Fund currently has a fundamental investment restriction that prohibits the Fund from investing in other investment companies except in limited circumstances.
The Fund's current fundamental investment restriction regarding investments in other investment companies is as follows:
The Fund may not: Acquire securities of other investment companies in an amount exceeding the limitations set forth in the 1940 Act and the rules thereunder, except as part of a merger, consolidation or other plan of reorganization.
Upon elimination of this restriction, the Fund would remain subject to the restrictions under Section 12(d) of the 1940 Act, and any rules thereunder, relating to the Fund's ability to invest in other investment companies, including open-end and closed-end investment companies, except where the Franklin Templeton funds have received an exemption from the SEC relating to such restrictions. In addition, eliminating this current restriction on investments in other investment companies would enable the Fund to invest to a greater extent in the Franklin Templeton money fund used as a cash sweep vehicle and to take advantage of the investment opportunities permitted by applicable SEC regulations, which provide relief from the 1940 Act restriction relating to investments in other registered and unregistered investment companies.
Sub-Proposal 4d:	To eliminate the fundamental investment restriction regarding investments for the purposes of exercising control
The Fund currently has a fundamental investment restriction that prohibits the Fund from investing in issuers for the purpose of exercising control.
The Fund's current fundamental investment restriction regarding investments in other investment companies is as follows:
The Fund may not: Invest for the purpose of exercising control over the management of any company.
The 1940 Act does not require, and applicable state law no longer requires, that a fund adopt a fundamental investment restriction prohibiting it from investing in any company for the purpose of exercising control or management. However, the Fund remains subject to the diversification requirements of Subchapter M of the Internal Revenue Code, and the diversification requirements of the 1940 Act also limit the amount of an issuer's voting securities that the Fund may acquire.
Sub-Proposal 4e:	To eliminate the fundament investment restriction regarding investments in illiquid and restricted securities
The Fund currently has a fundamental investment restriction that prohibits or limits its investments in illiquid and/or restricted securities.
The Fund's current fundamental investment restriction regarding investments in illiquid and restricted securities is as follows:
The Fund may not: Invest in securities subject to legal or contractual restrictions on resale or invest in repurchase agreements maturing in more than seven days if, as a result of such investments, more than 33 1/3% of the Fund's total assets would be invested in such securities.
"Restricted securities" generally include (i) securities that have not been registered under the Securities Act of 1933, as amended, and therefore may only be resold to certain institutional investors under certain circumstances, and (ii) securities that are subject to other contractual restrictions on resale. A restricted security that is not readily marketable at a price approximately equal to the value placed on such security by the Fund may be considered illiquid. The 1940 Act does not require that a fund adopt a fundamental investment restriction regarding investments in illiquid and restricted securities.
What are the risks, if any, in eliminating the restrictions?
Certain of the proposed eliminations would provide the Fund with additional flexibility to pursue certain investments or strategies. If the Fund in the future intends to engage in any other activities that would be permissible as a result of the elimination of the foregoing fundamental investment restrictions, the Fund may be subject to additional risks. The Fund will provide shareholders with updated disclosure, as needed, regarding changes in strategies and risks.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" SUB-PROPOSALS 4a–4e.

♦ ADDITIONAL INFORMATION ABOUT THE FUND
The Investment Manager. The Investment Manager is Franklin Advisers, Inc., a California corporation, whose principal address is One Franklin Parkway, San Mateo, CA 94403. The Investment Manager is a wholly owned subsidiary of Resources.
The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), whose principal address is also One Franklin Parkway, San Mateo, CA 94403. Under an agreement with the Investment Manager, FT Services performs certain administrative functions, such as portfolio recordkeeping, for the Fund. FT Services is an indirect, wholly-owned subsidiary of Resources.

The Transfer Agent and Custodian. The transfer agent, registrar and dividend disbursement agent for the Fund is American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219. The Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as the custodian of the Fund's securities and other assets.
Reports to Shareholders and Financial Statements. The Fund's last audited financial statements and annual report for the fiscal year ended August 31, 2018, are available free of charge. To obtain a copy, please visit the Fund's website at www.franklintempleton.com, or call (800) DIAL BEN/342-5236 or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, CA 95899-9983.
Principal Shareholders. As of January 11, 2019, the Fund had 25,131,894 shares outstanding and total net assets of $195,084,720.  The Fund's shares are listed on the NYSE (symbol: FT). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management and/or based on public filings, as of January 11, 2019, there were no entities holding beneficially or of record more than 5% of the Fund's outstanding shares.
In addition, to the knowledge of the Fund's management, as of January 11, 2019, no Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.
Contacting the Board. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Fund's offices, One Franklin Parkway, San Mateo, California 94403. The correspondence will then be given to the Board for its review and consideration.
♦ AUDIT COMMITTEE
The Board has a standing Audit Committee currently consisting of Messrs. Wilson (Chairman), Checki, Luttig and Thompson, all of whom are Independent Trustees and also are considered to be "independent" as that term is defined by the NYSE's listing standards. The Fund's Audit Committee is responsible for the appointment, compensation and retention of the Fund's independent registered public accounting firm ("auditors"), including evaluating their independence, recommending the selection of the Fund's auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal auditing.
Selection of Auditors. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP ("PwC") as auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.
Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund's annual financial statements or for services that are normally provided by

PwC in connection with statutory and regulatory filings or engagements were $49,702 for the fiscal year ended August 31, 2018, and $49,863 for the fiscal year ended August 31, 2017.
Audit-Related Fees. There were no aggregate fees paid to PwC for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under "Audit Fees" above for the fiscal years ended August 31, 2018 and August 31, 2017.
There were no fees paid to PwC for assurance and related services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund that are reasonably related to the performance of the audit of their financial statements for the fiscal years ended August 31, 2018 and August 31, 2017.
Tax Fees. There were no fees paid to PwC for professional services rendered by PwC to the Fund for tax compliance, tax advice and tax planning for the fiscal years ended August 31, 2018 and August 31, 2017.
The aggregate fees paid to PwC for professional services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund for tax compliance, tax advice and tax planning were $5,000 for the fiscal year ended August 31, 2018 and $0 for the fiscal year ended August 31, 2017.  The services for which these fees were paid included tax consulting services related to an operating agreement and term sheet for the launch of a new fund.
All Other Fees. The aggregate fees paid to PwC for products and services rendered by PwC to the Fund, not reported in previous paragraphs were $72 for the fiscal year ended August 31, 2018 and $0 for the fiscal year ended August 31, 2017.  The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.
The aggregate fees paid to PwC for products and services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund other than services reported in previous paragraphs, were $16,500 for the fiscal year ended August 31, 2018 and $0 for the fiscal year ended August 31, 2017.  The services for which these fees were paid included an assets under management certification, and the issuance of an Auditors' Certificate for South Korean regulatory shareholder disclosures.
The Fund's Audit Committee is directly responsible for approving the services to be provided by the auditors, including:
(i)	pre-approval of all audit and audit related services;
(ii)	pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)
pre-approval of all non-audit related services to be provided by the auditors to the Fund, to the Investment Manager or to any entity that controls, is controlled by or is under common control with the Investment Manager and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

(iv)
establishment by the Audit Committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the Audit Committee; provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service and such policies and procedures do not include delegation of Audit Committee responsibilities, as contemplated under the Securities Exchange Act of 1934, as amended, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

None of the services provided to the Fund described in the preceding paragraphs (other than under "Audit Fees" above) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
Aggregate Non-Audit Fees. The aggregate non-audit fees of $21,572 for the fiscal year ended August 31, 2018, and $0 for the fiscal year ended August 31, 2017 were paid to PwC for services rendered by PwC to the Fund and the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund.
The Audit Committee has considered whether the provision of the non-audit services that were rendered to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC's independence.
Audit Committee Report. The Board has adopted and approved a revised formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. A copy of the charter was attached as "Appendix A" to the proxy statement for the 2018 Annual Shareholders' Meeting.
The Audit Committee reviewed and discussed the Fund's audited financial statements with management, as well as with PwC, the Fund's auditors. The Audit Committee discussed with PwC the matters required to be discussed by the statement on Auditing Standards No. 16, as amended, as adopted by the Public Company Accounting Oversight Board.
The Audit Committee received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC's communications with the Audit Committee concerning independence. The Audit

Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with PwC the independence of PwC, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the Fund's accounting principles.
Based on its review and discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements.
Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2018, for filing with the SEC.
AUDIT COMMITTEE John B. Wilson (Chairman) Terrence J. Checki J. Michael Luttig Larry D. Thompson

♦ ADDITIONAL INFORMATION ABOUT THE BOARD

Board Role in Risk Oversight. The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management, in consultation with the Board and its counsel. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the Investment Manager's initiative. In addition, the Audit Committee of the Board meets regularly with the Investment Manager's internal audit group to review reports on their examinations of functions and processes within Franklin Templeton Investments that affect the Fund.
With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund's risk profile, the Board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such instruments.

In addition, the Investment Manager's investment risk personnel meet regularly with the Board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives.
With respect to valuation, the Fund's administrator provides regular written reports to the Board that enable the Board to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund's portfolio. The Board also reviews dispositional analysis information on the sale of securities that require special valuation considerations, such as illiquid or fair valued securities. In addition, the Fund's Audit Committee reviews valuation procedures and results with the Fund's independent auditors in connection with the Audit Committee's review of the results of the audit of the Fund's year-end financial statements.
With respect to compliance risks, the Board receives regular compliance reports prepared by the Investment Manager's compliance group and meets regularly with the Fund's Chief Compliance Officer ("CCO") to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund's service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
The Investment Manager periodically provides an enterprise risk management presentation to the Board to describe the way in which risk is managed on a complex-wide level. Such presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.
Board Structure. Seventy-five percent or more of Board members are Independent Trustees who are not deemed to be "interested persons" by reason of their relationship with the Fund's management or otherwise as provided under the 1940 Act. While the Chairman of the Board is an interested person, the Board is also served by a Lead Independent Trustee. The Lead Independent Trustee, together with independent counsel, reviews proposed agendas for Board meetings and generally acts as a liaison with Fund management with respect to questions and issues raised by the Independent Trustees. The Lead Independent Trustee also presides at separate meetings of Independent Trustees held in advance of each scheduled Board meeting where various matters, including those being considered at such Board meeting, are discussed. It is believed such structure and activities assure that proper consideration is given at Board meetings to matters deemed important to the Fund and its shareholders.
♦ FURTHER INFORMATION ABOUT VOTING AND THE -MEETING
Solicitation of Proxies.  Your vote is being solicited by the Board. The cost of soliciting these proxies, including the fees of any proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute their proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but may also be conducted via telephone, telecopy, electronic or oral solicitations. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote. It is expected that soliciting fees will be approximately $40,000, plus expenses. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Investment Manager, involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.
Voting by -Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that the broker-dealers are only permitted to vote on Proposal 1 to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.
Quorum. Forty percent of the shares entitled to vote — present in person or represented by proxy — constitutes a quorum at the Meeting. The shares over which -broker-dealers have discretionary voting power, the shares that represent "broker non-votes," and the shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.
Method of Tabulation.  The vote required to approve each Proposal is set forth in the discussion of the Proposal above.  Generally, abstentions and broker non-votes on each Proposal will be treated as votes present at the Meeting, but will not be treated as votes cast.  Therefore, abstentions and broker non-votes may have the same effect as a vote "against" Proposals 2 - 4 (including the related Sub-Proposals), but will not have an effect on Proposal 1, which requires a plurality of votes cast for approval.
Adjournment. Whether or not a quorum is present at the Meeting, the Meeting may be adjourned by a majority vote of the shares represented at the Meeting, either in person or by proxy, properly cast upon the question of adjournment.  If the Meeting is adjourned, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than 60 days from the date set for the original Meeting, in which case the Board of Trustees shall set a new date. At any adjourned Meeting, the Fund may transact any business which might have been transacted at the original Meeting.
Whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the -Meeting, and on any other proposals properly raised at the Meeting to the extent permitted by the SEC's proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC's proxy rules.

Shareholder Proposals.  The Fund anticipates mailing this proxy statement on or about February 4, 2019. The Fund anticipates that its next Annual Shareholders' Meeting will be held on or about Thursday, March 12, 2020.  Shareholder proposals to be presented at the next annual shareholders' meeting must be received at the Fund's offices, One Franklin Parkway, San Mateo, California 94403, Attention: Secretary, no later than October 7, 2019, in order to be considered for inclusion in the Fund's proxy statement and proxy card relating to that meeting and presented at that meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2020 Annual Shareholders' Meeting without including the proposal in the Fund's proxy statement must notify the Fund at the Fund's offices of such proposal by December 21, 2019.  If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2020 Annual Shareholders' Meeting may exercise discretionary voting power with respect to any such proposal.
No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the designated proxy holders will vote on such matters in accordance with the views of the Fund's management.
By order of the Board of Trustees, Navid J. Tofigh Vice President and Assistant Secretary

Dated: February 1, 2019
San Mateo, California

FRANKLIN TEMPLETON INVESTMENTS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY CARD

FRANKLIN UNIVERSAL TRUST

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy *voting number* found below
3. **PHONE** dial toll-free **(888) 227-9349** to reach an automated touchtone voting line
4. **LIVE** with a live operator when you call toll-free **(800) 434-3719** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER ⇨ **SAMPLE**

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 14, 2019

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The undersigned hereby revokes all previous proxies for his or her shares of Franklin Universal Trust (the "Fund") and appoints Alison Baur, Craig S. Tyle, Steven J. Gray, and Navid J. Tofigh, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund's Annual Shareholders' Meeting (the "Meeting") to be held at One Franklin Parkway, San Mateo, CA 94403-1906 at 1:00 p.m., Pacific time, on March 14, 2019, including any postponements or adjournments thereof, upon the matters set forth on the reverse side, and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited on behalf of the Board of Trustees of Franklin Universal Trust. The Board unanimously recommends that you vote "FOR" the Proposals. The proxy will be voted as specified by the undersigned. **If no specification is made, this proxy shall be voted FOR the Proposals.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

FRANKLIN UNIVERSAL TRUST

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

	THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:			
1.	**To elect a Board of Trustees of the Fund.**			
	(1) Harris J. Ashton; (4) Edith E. Holiday; (7) John B. Wilson	**FOR ALL**	**WITHHOLD ALL**	
	(2) Terrence J. Checki; (5) J. Michael Luttig; (8) Gregory E. Johnson	O	O	
	(3) Mary C. Choksi; (6) Larry D. Thompson; (9) Rupert H. Johnson, Jr.			
	To withhold authority to vote for a particular nominee, mark "FOR ALL, EXCEPT" and write the nominee's number on the line below.			
	O **FOR ALL, EXCEPT** ____________			
		FOR	**AGAINST**	**ABSTAIN**
2.	**To adopt a fundamental investment restriction regarding investments in real estate.**	O	O	O
3.	**To approve amendments to certain fundamental investment restrictions of the Fund (includes seven (7) Sub-Proposals) as follows:**			
	a. To amend the fundamental investment restriction regarding borrowing.	O	O	O
	b. To amend the fundamental investment restriction regarding underwriting.	O	O	O
	c. To amend the fundamental investment restriction regarding lending.	O	O	O
	d. To amend the fundamental investment restriction regarding investments in commodities.	O	O	O
	e. To amend the fundamental investment restriction regarding issuing senior securities.	O	O	O
	f. To amend the fundamental investment restriction regarding industry concentration.	O	O	O
	g. To amend the fundamental investment restriction regarding diversification requirements.	O	O	O
4.	**To approve the elimination of certain fundamental investment restrictions for the Fund (includes five (5) Sub-Proposals) as follows:**			
	a. To eliminate the fundamental investment restriction regarding pledging, mortgaging or hypothecating assets.	O	O	O
	b. To eliminate the fundamental investment restriction regarding purchasing securities on margin.	O	O	O
	c. To eliminate the fundamental investment restriction regarding investments in other investment companies.	O	O	O
	d. To eliminate the fundamental investment restriction regarding investments for the purpose of exercising control.	O	O	O
	e. To eliminate the fundamental investment restriction regarding investments in illiquid and restricted securities.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]